Exhibit 99.2

City Office REIT, Inc.

Pro Forma Consolidated Financial Statements

(Unaudited)

As previously announced, on June 4, 2014, City Office REIT, Inc. closed on the acquisition of a three building 197,000 square foot office property in the Greenwood Village submarket of Denver, Colorado (“Plaza 25”). The contract purchase price for the three building office property was $25.1 million, exclusive of closing costs. The Company funded 100% of the purchase with cash. Plaza 25 is 93% occupied as of the date of the closing.

The accompanying unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2014 reflects the acquisition of Plaza 25 as if the purchase had occurred on March 31, 2014. The unaudited Pro Forma Statement of Operations for the quarter ended March 31, 2014 and the year ended December 31, 2013 reflects the acquisition of Plaza 25 as if the purchase had occurred on January 1, 2013. The Pro Forma Consolidated Balance Sheet and Consolidated Statement of Operations for the quarter ended March 31, 2014 of the Company, prior to the Plaza 25 acquisition has been derived from the unaudited Pro Forma Consolidated Balance Sheet and Consolidated Statement of Operations included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 23, 2014 adjusted to reclassify the noncontrolling interest portion of the net proceeds from the offering from common stock and additional paid in capital to noncontrolling interest in operating partnership. The accompanying unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013 of the Company, prior to the Plaza 25 acquisition was derived from the unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013 included in the Company’s Prospectus filing on Form 424B4 filed with the SEC on April 16, 2014.

Pro forma information is intended to provide investors with information about the impact of transactions by showing how specific transactions might have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations. The adjustments made to historical financial information give effect to events that are directly attributable to the acquisition of the property and are factually supportable. The Unaudited Pro Forma Consolidated Financial Statements are prepared in accordance with Article 11 of Regulation S-X.

The Unaudited Pro Forma Consolidated Financial Statements set forth below are not fact and there can be no assurance that the Company’s results would not have differed significantly from those set forth below if the acquisition had actually occurred on January 1, 2013. Accordingly, the Unaudited Pro Forma Consolidated Financial Statements are presented for illustrative purposes only and do not purport to represent, and are not necessarily indicative of, what our actual financial position and results of operations would have been had the acquisition of the property occurred on the date indicated, nor are they indicative of our future financial position or results of operations. Readers are cautioned not to place undue reliance on such information and the Company makes no representations regarding the information set forth below or its ultimate performance compared to it. The Unaudited Pro Forma Consolidated Financial Statements exclude any non-recurring charges or credits directly attributable to the acquisition.

City Office REIT, Inc.

Pro Forma Consolidated Balance Sheet

As of March 31, 2014

(Unaudited)

	Pro Forma City Office REIT Inc. Prior to Acquisition	Plaza 25 Acquisition		Pro Forma Reflecting Acquisition
Assets
Real estate properties, net	144,805,273	20,250,815	(A)	165,056,088
Cash and cash equivalents	40,186,667	(24,583,749)		15,602,918
Restricted cash	4,968,690	—		4,968,690
Rents receivable, net	5,526,962	—		5,526,962
Deferred financing costs, net	2,373,261	—		2,373,261
Deferred leasing costs, net	2,246,430	—		2,246,430
Acquired lease intangible assets, net	24,105,435	4,671,780	(A)	28,777,215
Prepaid expenses and other assets	646,913	1,926	(B)	648,839

Total Assets	224,859,631	340,772		225,200,403

Liabilities and Equity

Liabilities:
Mortgage loans payable	155,189,971	—		155,189,971
Accounts payable and accrued liabilities	5,557,301	228,187	(B)	5,785,488
Deferred rent	910,833	15,135	(B)	925,968
Tenant rent deposits	1,483,427	397,307	(B)	1,880,734
Acquired lease intangible liabilities, net	393,389	—		393,389
Other liabilities	6,000,000	—		6,000,000

Total Liabilities	169,534,921	640,629		170,175,550

Commitments and Contingencies

Equity
Stockholders’ Equity:
Common stock and additional paid in capital	39,580,106	(299,857	) (C)	39,280,249

Total Stockholder Equity	39,580,106	(299,857)		39,280,249

Noncontrolling interests in operating partnership	17,076,033	—		17,076,033
Noncontrolling interests in properties	(1,331,429)	—		(1,331,429)

Total Equity	55,324,710	(299,857)		55,024,853

Total Liabilities and Stockholder Equity	224,859,631	340,772		225,200,403

City Office REIT, Inc.

Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2014

(Unaudited)

	Pro Forma City Office REIT Inc. Prior to Acquisition	Plaza 25 Acquisition		Pro Forma Reflecting Acquisition
Revenue:
Rental income	7,236,758	889,879	(AA)	8,126,637
Expense reimbursement	450,043	51,213	(BB)	501,256
Other	295,660	2,075		297,735

Total Revenues	7,982,461	943,167		8,925,628
Operating Expenses:
Property operating expenses	2,304,462	326,317		2,630,779
Insurance	152,858	8,715		161,573
Property taxes	461,104	135,002		596,106
Property acquisition costs	—	—		—
Base management fee	205,073	—		205,073
General and administrative	369,250	—		369,250
Property management fees	207,617	17,499		225,116
Stock based compensation	366,950	—		366,950
Depreciation and amortization	3,159,977	55,800	(CC)	3,215,777

Total Operating Expenses	7,227,291	543,333		7,770,624

Operating Income	755,170	399,834		1,155,004

Interest expense, net	1,840,005	—		1,840,005

Net Income	(1,084,835)	399,834		(685,001)
Net Income Attributable to properties	99,203	—		99,203

	(985,632)	399,834		(585,798)
Net Income Attributable to Noncontrolling Interests in Operating Partnership	280,055	—		280,055

Net Income Attributable to City Office REIT, Inc.	(705,577)	399,834		(305,743)

Pro forma weighted average common shares outstanding - basic and diluted				8,545,187
Pro forma basic earnings per share				$(0.04)
Pro Forma weighted average number of common units held by Noncontrolling interest in operating partnership outstanding				3,251,903

City Office REIT, Inc.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2013

(Unaudited)

	Pro Forma City Office REIT Inc. Prior to Acquisition	Plaza 25 Acquisition		Pro Forma Reflecting Acquisition
Revenue:
Rental income	29,598,376	3,000,086	(AA)	32,598,462
Expense reimbursement	2,185,817	184,733	(BB)	2,370,550
Other	785,162	4,841		790,003

Total Revenues	32,569,355	3,189,660		35,759,015

Operating Expenses:
Property operating expenses	8,873,869	1,136,854		10,010,723
Insurance	610,906	34,131		645,037
Property taxes	1,805,440	543,211		2,348,651
Property acquisition costs	1,479,292	—		1,479,292
Base management fee	951,365	—		951,365
General and administrative	1,477,000	—		1,477,000
Property management fees	665,325	63,914		729,239
Stock based compensation	1,467,792	—		1,467,792
Depreciation and amortization	13,065,765	223,200	(CC)	13,288,965

Total Operating Expenses	30,396,754	2,001,310		32,398,064

Operating Income	2,172,601	1,188,350		3,360,951
Canadian offering costs	1,983,195	—		1,983,195
Interest expense, net	7,197,139	—		7,197,139

Net Income	(7,007,733)	1,188,350		(5,819,383)
Net Income Attributable to properties	(190,624)	—		(190,624)

	(7,198,357)	1,188,350		(6,010,007)
Net Income Attributable to Noncontrolling Interests in Operating Partnership	2,358,069	—		2,358,069

Net Income Attributable to City Office REIT, Inc.	(4,840,288)	1,188,350		(3,651,938)

Pro forma weighted average common shares outstanding - basic and diluted				8,545,187
Pro forma basic earnings per share				$(0.43)
Pro Forma weighted average number of common units held by Noncontrolling interest in operating partnership outstanding				3,251,903

City Office REIT, Inc.

Notes and Management’s Assumption to Unaudited Pro Forma Consolidated Financial Statements

Basis of Pro Forma Presentation

1. Notes to the Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2014

(A) The acquisition of the Plaza 25 was accounted for using preliminary estimates of the fair value of the tangible and intangible assets acquired and liabilities assumed in connection with the acquisition and are therefore subject to change.

(B) Reflects the working capital acquired and assumed through the Plaza 25 acquisition.

(C) Reflects the acquisition costs incurred upon closing of the transaction.

2. Notes to the Unaudited Pro Forma Consolidated Statements of Operations for the three month period ended March 31, 2014 and the year ended December 31, 2013

(AA) Reflects the effect of straight line rental revenue of Plaza 25.

(BB) Reflects the operating expenses incurred by lessor and reimbursed by the tenant.

(CC) Reflects the estimated depreciation expense based on the preliminary estimates of fair value for the tangible and intangible assets acquired and are therefore subject to change.